SUPPLEMENT dated August 6, 2008

To the PROSPECTUS of

Mellon Capital Large Cap Growth Fund

Mellon Capital Micro Cap Growth Fund

Dated February 1, 2008

Fund Liquidation

Effective May 30, 2008, the Board of Trustees of Mellon Institutional Funds Investment Trust approved a proposal to liquidate and dissolve the Large Cap Growth Fund and the Micro Cap Fund. It is currently expected that the liquidation and dissolution of the Fund will be effective on or before the close of business on September 30, 2008.

Prior to each Fund’s liquidation and dissolution, shareholders will be entitled to exchange out of a Fund or redeem their shares in the manner set forth in the Fund’s current prospectus. In light of its impending liquidation and dissolution, each Fund was closed to new investments other than reinvestment of dividends, effective from and after June 2, 2008.

In connection with winding up each Fund’s affairs and liquidating all of its assets, a Fund may depart from its stated investment objective and policies and may hold a significant portion of its total assets in cash, U.S. Government securities and other short-term debt instruments.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE